Exhibit 10.6 - SEC Documents
                                                                        ANNEX VI
                                                                              TO
                                                   SECURITIES PURCHASE AGREEMENT


                             COMPANY'S SEC DOCUMENTS

          1. See schedule of documents available on EDGAR below.

          2. Other: NONE


                          Documents Available on EDGAR


Annual Report on Form 10K-SB for the fiscal year ended December 31, 2003, as filed with the SEC on April 19, 2004

Current Reports on Form 8-K filed with the SEC on February 3, 2004
         February 18, 2004
         April 5, 2004

Amended Current Report on Form 8-K/A filed with the SEC on March 5, 2004

Preliminary Information Statement on Form 14C filed with the SEC on May 13, 2004